UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 13, 2024

Faraday Future Intelligent Electric Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39395	84-4720320
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

18455 S. Figueroa Street
Gardena, CA	90248
(Address of principal executive offices)	(Zip Code)

(424) 276-7616

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	FFIE	The Nasdaq Stock Market LLC
Redeemable warrants, exercisable for shares of Class A common stock at an exercise price of $110,400.00 per share	FFIEW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

Faraday Future Intelligent Electric Inc. (the “Company”) previously reported that:

●	on March 8, 2022, plaintiff Farazmand filed a Verified Stockholder Derivative Complaint on behalf of the Company in the United States District Court for the Central District of California alleging violations of Sections 14(a), 10(b), and 21D of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), breaches of fiduciary duty, unjust enrichment, abuse of control, gross mismanagement, and waste of corporate assets, originally captioned Farazmand v. Breitfeld et al., Case No. 2:22-cv-01570-CAS-JC (the “Farazmand Action”);

●	on March 21, 2022, plaintiff Zhou filed a Verified Stockholder Derivative Complaint on behalf of the Company in the United States District Court for the Central District of California alleging violations of Sections 14(a), 10(b), and 21D of the Exchange Act, as well as for breaches of fiduciary duty and aiding and abetting, captioned Zhou v. Breitfeld et al., Case No. 2:22-cv-01852-CAS-JC (the “Zhou Action”)[1];

●	on April 11, 2022, plaintiff Moubarak filed a Verified Stockholder Derivative Complaint in the United States District Court for the District of Delaware asserting claims for violations of Sections 14(a), 10(b), and 21D of the Exchange Act, as well as for breaches of fiduciary duty, aiding and abetting, and waste of corporate assets, captioned Moubarak v. Breitfeld et al., Case No. 1:22-cv-00467-GBW;

●	on April 25, 2022, plaintiff Wang filed a Verified Stockholder Derivative Complaint in the United States District Court for the District of Delaware, asserting claims for violations of Sections 14(a), 10(b), and 21D of the Exchange Act, as well as for breaches of fiduciary duty, aiding and abetting, and unjust enrichment, captioned Wang v. Breitfeld et al., Case No. 1:22-cv-00525-GBW;

●	on June 26, 2023, plaintiff Wallace filed a Verified Stockholder Derivative Complaint in the Delaware Court of Chancery making claims for breaches of fiduciary duty, unjust enrichment, and contribution and alleging that the Board’s rejection of its litigation demand made in May 2023 was wrongful and not a valid exercise of business judgment, captioned Wallace v. Krolicki et al., Case No. 2023-0639-LWW; and

●	on December 22, 2023, plaintiffs Farazmand and Zhou filed a Verified Stockholder Derivative Complaint in the Delaware Court of Chancery asserting claims for breaches of fiduciary duty, unjust enrichment, abuse of control, gross mismanagement, waste of corporate assets, and aiding and abetting, captioned Farazmand v. Breitfeld et al., Case No. 2023-1283-LWW.

The above-referenced matters are collectively referred to as the “Derivative Actions.”

The parties to the Derivative Actions participated in a mediation on May 13, 2024, following which they reached a settlement in principle. On July 19, 2024, the parties entered into a Stipulation and Agreement of Settlement that was filed in the United States District Court for the Central District of California (the “Court”). On September 3, 2024, the Court entered an order preliminarily approving the Stipulation and Agreement of Settlement (the “Preliminary Approval Order”) and providing for notice of the same to be made to Current Faraday Stockholders, as that term is defined in the Stipulation and Agreement of Settlement.

The Preliminary Approval Order further provides that the Court will hold a hearing (the “Settlement Hearing”) on November 4, 2024 at 10:00 a.m. before the Honorable Christina A. Snyder, at the United States District Court for the Central District of California, Western Division, United States Courthouse, 350 W. First Street, Courtroom 8D, 8th Floor, Los Angeles, California 90012 to, among other things, determine: (i) whether the terms of the Stipulation and Agreement of Settlement should be approved as fair, reasonable, and adequate; (ii) whether the Notice of Pendency and Proposed Settlement of Stockholder Derivative Actions (the “Notice”) and Summary Notice of Pendency and Proposed Settlement of Stockholder Derivative Actions fully satisfied the requirements of Rule 23.1 of the Federal Rules of Civil Procedure and the requirements of due process; (iii) whether all Released Claims against the Released Persons should be fully and finally released; (iv) whether the agreed-to Fee and Expense Amount should be approved; (v) whether Service Awards payable from the Fee and Expense Amount to the five Plaintiffs should be approved; and (vi) such other matters as the Court may deem appropriate. If the settlement is approved by the Court, then the Company expects that its insurance carrier will fund the entire monetary aspect of the settlement. Capitalized terms used in this paragraph and which are not defined in this Current Report on Form 8-K are defined in the Stipulation and Agreement of Settlement.

[1]	On April 8, 2022, the United States District Court for the Central District of California consolidated the Farazmand and Zhou Actions.

The foregoing summary is qualified in its entirety by reference to the Stipulation and Agreement of Settlement and the Notice, which are attached hereto as Exhibits 99.1 and 99.2, respectively, and incorporated herein by reference in their entirety.

There can be no assurance as to the ultimate outcome of the Derivative Actions, including no assurance that the Stipulation and Agreement of Settlement will be approved by the Court or that any revised settlement terms, if applicable, will be finalized by the parties and approved by the Court. The execution of the Stipulation and Agreement of Settlement does not constitute an admission by the Company of any fault or liability and the Company does not admit fault or liability. If the settlement cannot be finalized by the parties or the Stipulation and Agreement of Settlement is not approved by the Court, then the Company will defend the Derivative Actions vigorously and believes there are meritorious defenses and legal standards that must be met for, among other things, success on the merits. If the parties are unable to finalize the settlement, then the Derivative Actions could have a material adverse effect on the Company’s financial condition, results of operations and cash flows.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed with this Current Report on Form 8-K:

No.	Description of Exhibits
99.1	Stipulation and Agreement of Settlement, dated July 19, 2024.
99.2	Notice of Pendency and Proposed Settlement of Stockholder Derivative Actions, issued September 13, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FARADAY FUTURE INTELLIGENT ELECTRIC INC.

Date: September 13, 2024	By:	/s/ Jonathan Maroko
	Name:	Jonathan Maroko
	Title:	Interim Chief Financial Officer

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